FIRST AMERICAN INVESTMENT FUNDS, INC.

                          Selected First American Funds
                                  Country Funds

                                 Class A Shares

                        Supplement Dated January 3, 2003
                      To Prospectus Dated January 28, 2002

    THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED JANUARY 28, 2002. THIS
       SUPPLEMENT AND EACH PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL COUNTRY FUNDS AT 800 245-2100.


SUPPLEMENT TO MICRO CAP FUND
----------------------------

Effective immediately, Micro Cap Fund is open to all investors. Previously, the fund was only open to existing shareholders in existing accounts, or existing shareholders in new accounts where the existing shareholder was a full or partial owner. Purchases of shares of the fund are still subject to any standard restrictions set forth in the fund's prospectus and statement of additional information.

In addition, the fund's main investment strategy is expanded such that, under normal market conditions, the fund will invest primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this supplement, market capitalizations of companies in the Russell 2000 Index ranged from $8 million to $1.8 billion.

Previously, the fund invested primarily in common stocks of companies with market capitalizations, at the time of purchase, of below $500 million.


SUPPLEMENT TO SMALL CAP GROWTH FUND AND EMERGING MARKETS FUND
-------------------------------------------------------------

The Board of Directors of First American Investment Funds, Inc. has approved the merger of Emerging Markets Fund into International Fund and the merger of Small Cap Growth Fund into Small Cap Core Fund. CONSEQUENTLY, EMERGING MARKETS FUND AND SMALL CAP GROWTH FUND ARE CLOSED TO ALL NEW INVESTORS. The mergers must be approved by the shareholders of Emerging Markets Fund and Small Cap Growth Fund, respectively. It is currently anticipated that proxy materials regarding the mergers will be distributed to shareholders sometime during the first quarter of 2003.





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     NOT FDIC INSURED           NO BANK GUARANTEE            MAY LOSE VALUE
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If you have questions regarding this prospectus supplement, please contact your investment professional, or you may call Country Funds at (800) 245-2100.